UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20459

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 18, 2006
Spatializer Audio Laboratories, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-26460	95-4484725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2025 Gateway Place, Suite 365, San Jose, California 95110
(Address of principal corporate offices)            (Zip Code)
Registrant’s telephone number, including area code: (408) 453-4180
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 1.01 Entry into a Material Definitive Agreement.
     On September 18, 2006, Registrant and its wholly owned subsidiary, Desper Products, Inc., a California corporation (“Desper Products”), entered into an Asset Purchase Agreement with DTS, Inc., a Delaware corporation (“DTS”), and DTS BVI Limited, a British Virgin Islands corporation and a wholly owned subsidiary of DTS (“BVI”), pursuant to which (a) each of Registrant and Desper Products has agreed to sell all or substantially all of its right, title and interest in and to such entity’s respective assets (other than cash and certain receivables) to DTS and BVI for an aggregate cash purchase price of $1,000,000 and (b) DTS and BVI have agreed to assume on the date of the closing of the transactions contemplated by the Asset Purchase Agreement, effective as of the time of such closing, and to pay, perform and discharge when due, all liabilities, obligations and commitments under certain specified contracts (the “Assumed Contracts”) to the extent arising or relating to performance by Registrant or Desper Products after the date of closing, other than any liabilities arising due to any breach of any such Assumed Contract by Registrant or Desper Products.
     The Asset Purchase Agreement contains certain representations and warranties made on behalf of each of Registrant, Desper Products, DTS and BVI. Registrant and Desper Products have agreed to certain affirmative covenants, such as to preserve its respective books and records between the date of the Asset Purchase Agreement and the closing, to hold a stockholder meeting to consider the asset sale transaction, and to notify DTS of certain matters relating to the disclosures by Registrant or Desper Products or the occurrence of certain specified events. Registrant also has agreed to use its best efforts to secure stockholder approval of the asset sale transaction, including engaging the services of a proxy solicitation firm to solicit proxies with respect to the asset sale transaction. Registrant and Desper Products have also agreed to certain negative covenants such as not to entertain, or provide information to any third party with respect to, any other acquisition proposal (except for transactions to sell the shell corporation, following the asset sale transaction), not to withdraw its recommendation of the asset sale transaction contemplated in the Asset Purchase Agreement and not to make any press release without DTS’s prior review, opportunity for comments and approval (which approval is not to be unreasonably withheld).
     The closing of the transactions contemplated by the Asset Purchase Agreement is subject to a number of conditions. The obligation of each of the parties to close the asset purchase transaction is subject to there being no statute, rule or regulation being enacted or promulgated by any governmental agency that prohibits the closing; there being no order or injunction in effect precluding the closing; and approval of the stockholders of Registrant to the sale of the assets of both Registrant and Desper Products. The obligations of DTS and BVI to close the transactions contemplated by the Asset Purchase Agreement are subject to, among other things, the delivery by Registrant and Desper Products of a certificate of officer certifying to certain matters specified in the Asset Purchase Agreement; the obtaining of the consent of any third party to the contracts to be assumed by DTS or BVI; the absence of any threatened or pending proceeding by any governmental authority which would affect DTS’s ability to exploit the assets being purchased or seeking to preclude the closing; the absence of any material adverse change in the business of Registrant and Desper Products (taken as a whole) between the date of the Asset Purchase Agreement and the closing; and all of the representations and warranties of Registrant set forth in the Asset Purchase Agreement that are qualified as to materiality being true and complete in all respects and any such representations and warranties that are not so qualified being true and complete in all material respects, in each case as of the date of the Asset Purchase Agreement and as of the date of the closing. The obligation of Registrant to close the transactions contemplated by the Asset Purchase Agreement are subject to, among other things, all of the representations and warranties of DTS set forth in this Agreement that are qualified as to materiality being true and complete in all respects and any such representations and warranties that are not so qualified being true and complete in all material respects, in each case as of the date of the Asset Purchase Agreement and as of the date of the closing; and the delivery by DTS to Registrant of a certificate of officer certifying to certain matters specified in the Asset Purchase Agreement.
     The Asset Purchase Agreement may be terminated by the mutual consent of DTS and Registrant. Additionally, the Asset Purchase Agreement may be terminated by either DTS or Registrant if (a) any governmental entity has issued an order, decree or ruling or taken any other action which permanently restrains or enjoins or otherwise prohibits the assets sale transaction, which order, decree or ruling has become final and non-appealable, (b) the other party has breached in any material respects any of its representations, warranties, covenants or agreements, which breach cannot be, or is not timely, cured, or (c) on or after June 30, 2007, if the closing has not occurred by that date and the failure to close is not the result of a breach of a representation, warranty or covenant by the party desiring to terminate.
     Registrant and Desper Products have agreed to jointly and severally indemnify, defend and hold harmless DTS from any losses that:
     • arise out of any breach of Registrant’s or Desper Products respective representations, warranties, covenants or agreements;
     • relate to excluded liabilities; or
     • arise from the failure to obtain any required consents with respect to the assignment of the Assumed Contracts.
     Claims for indemnification arising from a breach of representations must be asserted within 183 days after the closing. Neither Registrant nor Desper Products will be liable for indemnification until the losses exceed $50,000 and then only to the extent that such losses exceed $15,000.
     DTS has agreed to be jointly and severally liable for all obligations of BVI under the Asset Purchase Agreement and under agreements entered into by BVI at the closing.
     It is expected that the closing of the asset sale will occur with ten business days following the satisfaction (or waiver) of all of the conditions to closing unless otherwise agreed to by the parties.

     A press release relating to the foregoing was issued on September 19, 2006. A copy of the press release is being furnished herewith as Exhibit 99.1.
     Item 8.01 Other Events
     As previously reported, Registrant had initiated an auction process for the sale of perpetual licenses of its technology and/or the sale of its assets, any of which transactions would be subject to stockholder approval. The auction process was extended through March 15, 2006, the last date upon which bids could be delivered to Registrant for consideration. After review of the indications and results from the auction process, the Board of Directors of Registrant determined that the bid which had the potential to provide the greatest value to Registrant and its stockholders was that from DTS, Inc. In April 2006, DTS, Inc. and Registrant executed a non-binding term sheet relating to a proposed sale of Registrant’s assets to DTS. The Asset Purchase Agreement described above represents the definitive agreement of the parties arising from the non-binding term sheet.
     The press release attached hereto as Exhibit 99.1 included a statement to the foregoing effect.
     Forward Looking Statements. The statements in this Form 8-K Current Report contain certain “forward looking statements” within the meaning of Section 27A of the Securities and Exchange Act of 1993, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, that involve risks and uncertainties. Any statements contained herein (including, without limitation, statements to the effect that the Company or management “estimates,” “expects,” “intends,” “continues,” “may,” or “will” or statements concerning “potential” or variations thereof or comparable terminology or the negative thereof), that are not statements of historical fact should be construed as forward looking statements. These forward-looking statements are based on our management’s current views and assumptions and information currently available to management. While the Company believes that its expectations are based upon reasonable assumptions, there can be no assurances that the Company’s financial goals or the transactions described herein will be realized. Numerous uncertainties and risk factors may affect the Company’s actual results and may cause results to differ materially from those expressed in forward-looking statements made by or on behalf of the Company. These uncertainties and risk factors include, but are not limited to, intense competition and pricing pressure, complete dependence on product shipments of third-party licensees and the timing and execution of their marketing plans, delay in revenue streams due to delays in new product development, fluctuating operating results and its effect on sustainable operations, the availability of additional capital, and other risks detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission.
     Item 9.01 Financial Statements and Exhibits

(d) 99.1	Press release dated September 19, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spatializer Audio Laboratories, Inc.
Date: September 19, 2006	By:	/s/ Henry R. Mandell
Henry R. Mandell
Chairman of the Board and Secretary

EXHIBIT LIST

99.1	Press release dated September 19, 2006